Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tally-Ho Ventures, Inc. (the "Company") on Form 10-QSB for the three months period ending June 30, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Jose M. Meleth, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2007

Jose M. Meleth
Chief Financial Officer

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